Exhibit 99.1

         Pope Resources Reports Second Quarter Earnings of $4.1 Million


    POULSBO, Wash.--(BUSINESS WIRE)--July 20, 2005--Pope Resources (Nasdaq:POPEZ) reported net income of $4.1 million, or 86 cents per diluted ownership unit, on revenues of $16.1 million for the second quarter ended June 30, 2005. This compares to net income of $4.0 million, or 87 cents per diluted ownership unit, on revenues of $11.9 million for the comparable period in 2004.
    Net income for the six months ended June 30, 2005 totaled $8.7 million, or $1.83 per diluted ownership unit, on revenues of $32.8 million. Net income for the corresponding period in 2004 totaled $8.0 million, or $1.75 per diluted ownership unit, on revenues of $23.6 million.
    Year-to-date earnings before interest, taxes, depreciation, depletion, and amortization (EBITDDA) were $17.9 million versus $12.6 million for the comparable period in 2004.
    "Performance by each of our operating segments in 2005's second quarter built upon the positive momentum of the first quarter to produce strong year-to-date results," said David L. Nunes, President and CEO. "For the first six months of this year compared to the same period a year ago, log sales volumes for our Fee Timber segment increased nearly 20%, from 38 million board feet (MMBF) in 2004 to 45 MMBF in 2005. Comparing the same six-month periods, average log prices were up $49 per thousand board feet (MBF) this year over last, a 9% increase. Together, these two performance drivers contributed greatly to a 28% increase in year-to-date Fee Timber EBITDDA, which increased from $13.3 million in 2004 to $17.0 million in 2005. In contrast to this EBITDDA comparison, year-to-date operating income for our Fee Timber segment declined by 5%, from $10.5 million in 2004 to $10.0 million in 2005. This decline is due to the impact in the current year of log harvest volume coming from a recent acquisition that carries a significantly higher depletion expense as a result of establishing a separate depletion cost pool for that acquired timber."
    "On the strength of a new management agreement, our Timberland Management & Consulting segment generated year-to-date operating income of $1.7 million, compared to an operating loss of $0.5 million in 2004. Additionally, our Real Estate segment has benefited by strong buyer interest in rural residential land and posted year-to-date 2005 operating income of $0.8 million, compared to income of $1.0 million for the comparable period in 2004, where last year's results were dominated by one large parcel sale."
    The Partnership does not expect financial results for the first six months of 2005 to be duplicated in the last half of the year. Timber harvest volume in the first two quarters of 2005 represented 57% of the planned 2005 harvest of 79 MMBF. Similarly, as a result of strong market conditions, the Real Estate segment has completed nearly two-thirds of its planned development property sales in 2005 as of this midpoint in the year.

    About Pope Resources

    Pope Resources, a publicly traded limited partnership, and its subsidiaries Olympic Resource Management and Olympic Property Group, own or manage over 640,000 acres of timberland and development property in Washington and Oregon. In addition, we provide forestry consulting and timberland management services to third-party owners and managers of timberland in Washington, Oregon, and California. The company and its predecessor companies have owned and managed timberlands and development properties for more than 150 years. Additional information on the company can be found at www.orm.com. The contents of our website are not incorporated into this release or into our filings with the Securities and Exchange Commission.

    This press release contains a number of projections and statements about our expected financial condition, operating results, business plans and objectives. These statements reflect management's estimates based on current goals and its expectations about future developments. Because these statements describe our goals, objectives, and anticipated performance, they are inherently uncertain, and some or all of these statements may not come to pass. Accordingly, they should not be interpreted as promises of future management actions or financial performance. Our future actions and actual performance will vary from current expectations and under various circumstances the results of these variations may be material and adverse. Some of the factors that may cause actual operating results and financial condition to fall short of expectations include factors that affect our ability to anticipate and respond adequately to fluctuations in the market prices for our products; environmental and land use regulations that limit our ability to harvest timber and develop property; labor, equipment and transportation costs that affect our net income; and economic conditions that affect consumer demand for our products and the prices we receive for them. Other factors are set forth in that part of our Annual Report on Form 10-K entitled "Management's Discussion & Analysis of Financial Condition and Results of Operation - Risks and Uncertainties." Other issues that may have an adverse and material impact on our business, operating results, and financial condition include those risks and uncertainties discussed in our other filings with the Securities and Exchange Commission. Forward-looking statements in this release are made only as of the date shown above, and we cannot undertake to update these statements.

    Management considers earnings (net income or loss) before interest expense, income taxes, depreciation, depletion and amortization (EBITDDA) to be a relevant and meaningful indicator of liquidity and earnings performance commonly used by investors, financial analysts and others in evaluating companies in its industry and, as such, has provided this information in addition to the generally accepted accounting principle-based presentation of net income or loss and cash from operations. In that context, "depletion" refers to a measure of the cost of timber harvested.


                      Pope Resources, A Delaware
                          Limited Partnership
                               Unaudited

                                     CONSOLIDATED STATEMENTS OF
                                              OPERATIONS
                                 (all amounts in $000's, except per
                                             unit amounts)

                                   Three months     Six months ended
                                   ended June 30,        June 30,
                                   2005     2004      2005      2004

Revenues                         $16,131  $11,888  $ 32,787  $ 23,620
Costs and expenses:
  Cost of sales                   (7,410)  (4,128)  (15,214)   (8,616)
  Operating expenses              (3,626)  (2,987)   (6,807)   (5,483)
                                  -------  -------  --------  --------
Operating income                   5,095    4,773    10,766     9,521
  Interest, net                     (635)    (776)   (1,352)   (1,526)
                                  -------  -------  --------  --------
Income before income taxes and
 minority interest                 4,460    3,997     9,414     7,995
Income tax provision                (263)       -      (510)        -
                                  -------  -------  --------  --------
Income before minority interest    4,197    3,997     8,904     7,995
  Minority interest                 (128)       -      (229)        -
                                  -------  -------  --------  --------
Net income                       $ 4,069  $ 3,997  $  8,675  $  7,995
                                  =======  =======  ========  ========

Average units outstanding -
 Basic                             4,596    4,520     4,578     4,520
                                  =======  =======  ========  ========
Average units outstanding -
 Diluted                           4,757    4,594     4,740     4,579
                                  =======  =======  ========  ========

Basic net income per unit        $  0.89  $  0.88  $   1.89  $   1.77
                                  =======  =======  ========  ========
Diluted net income per unit      $  0.86  $  0.87  $   1.83  $   1.75
                                  =======  =======  ========  ========





                                                      CONSOLIDATED
                                                      BALANCE SHEETS
                                                    (all amounts in
                                                         $000's)

                                                         June 30,
                                                       2005     2004
                                                    --------- --------
Assets:
 Cash                                               $  1,574  $ 8,865
 Short term investments                                8,007        -
 Other current assets                                  4,517    2,120
 Roads and timber                                     57,977   53,801
 Properties and equipment                             26,981   25,633
 Other assets                                            989    1,337
                                                     --------  -------
     Total                                          $100,045  $91,756
                                                     ========  =======
Liabilities and partners' capital:
 Current liabilities                                $  3,976  $ 3,927
 Long-term debt, excluding current portion            32,497   34,198
 Other long-term liabilities                             211      184
 Total liabilities                                    36,684   38,309
 Partners' capital                                    63,361   53,447
                                                     --------  -------
     Total                                          $100,045  $91,756
                                                     ========  =======





                      RECONCILIATION BETWEEN NET INCOME AND EBITDDA
                                 (all amounts in $000's)

                         Three months ended   Six months ended June
                               June 30,                30,
                            2005        2004      2005        2004

Net income              $  4,069    $  3,997  $  8,675    $  7,995
Added back:
   Interest, net             635         776     1,352       1,526
   Depletion               3,223       1,294     7,066       2,765
   Depreciation and
    amortization             167         174       319         342
   Income tax expense        263           -       510           -
                         --------    --------  --------    --------
EBITDDA                 $  8,357    $  6,241  $ 17,922    $ 12,628
                         ========    ========  ========    ========



                      RECONCILIATION BETWEEN CASH FROM OPERATIONS
                                       AND EBITDDA
                                 (all amounts in $000's)

                         Three months ended   Six months ended June
                               June 30,                30,
                            2005        2004      2005        2004

Cash from operations    $  5,921    $  7,272  $ 12,814      11,497
Added back:
   Change in working
    capital                  734                 2,727
   Interest                  635         776     1,352       1,526
   Deferred profit           837          33       685           -
   Income tax
    provision                263           -       510           -
   Other                       -           -                     -
Less:
   Change in working
    capital                    -      (1,834)        -        (315)
   Deferred profit             -           -         -         (75)
   Cost of land sold         (32)          -      (166)         (5)
   Other                      (1)         (6)        -           0
                         --------    --------  --------    --------
EBITDDA                 $  8,357    $  6,241  $ 17,922    $ 12,628
                         ========    ========  ========    ========


                                    SEGMENT INFORMATION
                                  (all amounts in $000's)

                         Three months ended   Six months ended June
                               June 30,                30,
                            2005        2004      2005        2004

Revenues:
   Fee Timber           $ 13,220    $  9,369  $ 26,883    $ 20,780
   Timberland
    Management &
    Consulting (TM&C)      1,843         396     3,457         522
   Real Estate             1,068       2,123     2,447       2,318
                         --------    --------  --------    --------
       Total              16,131      11,888    32,787      23,620
EBITDDA:
   Fee Timber              8,090       5,671    17,001      13,304
   TM&C                      847         (77)    1,710        (459)
   Real Estate               330       1,279     1,001       1,061
   General &
    administrative          (910)       (632)   (1,790)     (1,278)
                         --------    --------  --------    --------
       Total               8,357       6,241    17,922      12,628
Depreciation, depletion
 and amortization:
   Fee Timber              3,160       1,299     7,029       2,801
   TM&C                       27          22        48          44
   Real Estate               138          61       174          84
   General &
    administrative            65          86       134         178
                         --------    --------  --------    --------
       Total               3,390       1,468     7,385       3,107
Operating
 income/(loss):
   Fee Timber              4,930       4,372     9,972      10,503
   TM&C                      820         (99)    1,662        (503)
   Real Estate               192       1,218       827         977
   General &
    administrative          (847)       (718)   (1,695)     (1,456)
                         --------    --------  --------    --------
       Total            $  5,095    $  4,773  $ 10,766    $  9,521
                         ========    ========  ========    ========


                                   SELECTED STATISTICS

                         Three months ended     Six months ended
                        30-Jun-05  30-Jun-04  30-Jun-05  30-Jun-04
Log sale volumes
 (thousand board feet):
   Export conifer          1,963       1,558     5,473       7,182
   Domestic conifer       15,789      12,529    31,138      24,219
   Pulp conifer            3,282       2,786     5,935       5,419
   Hardwoods               1,329         682     2,817       1,087
                         --------    --------  --------    --------
   Total                  22,363      17,555    45,363      37,907
                         ========    ========  ========    ========

Average price
 realizations (per
 thousand board feet):
   Export conifer       $    691    $    628  $    672    $    652
   Domestic conifer          642         562       630         558
   Pulp conifer              205         234       211         228
   Hardwoods                 557         582       594         573
   Overall                   577         517       578         529

Owned timber acres       115,103     117,251   115,103     117,251
Acres under management   527,316       5,316   527,316       5,316
Capital expenditures
 ($000's)               $    744    $  1,104  $  1,691    $ 10,434 (a)
Depletion ($000's)      $  3,223    $  1,294  $  7,066    $  2,765
Depreciation ($000's)   $    167    $    174  $    319    $    342
Debt to total
 capitalization               35%         40%       35%         40%

(a) Includes $8.5 million timberland acquisition closed in January
    2004.


                              QUARTER TO QUARTER COMPARISONS
                         (Amounts in $000's except per unit data)

                         Q2 2005 vs. Q2 2004   Q2 2005 vs. Q1 2005
                                 Per Basic            Per Basic
                                     Unit                 Unit
                          Total   Outstanding   Total   Outstanding

Net income:
   2nd Quarter 2005     $  4,069    $   0.89  $  4,069    $   0.89
   1st Quarter 2005                              4,606        1.01
   2nd Quarter 2004        3,997        0.88
                         --------    --------   -------- ----------
      Variance          $     72    $   0.01  $   (537)   $  (0.12)

Detail of earnings
 variance:
Fee Timber
   Log price
    realizations (A)    $  1,342    $   0.30  $    (67)   $  (0.02)
   Log volumes (B)         1,174        0.26      (784)      (0.18)
   Timberland sale
    income                     -           -         -           -
   Depletion              (1,855)      (0.41)      716        0.16
   Other Fee Timber         (103)      (0.02)       23        0.01
Timberland Management &
 Consulting
   Management fee
    changes                  962        0.21         -           -
   Other Timberland
    Mgmnt & Consulting       (43)      (0.01)      (22)      (0.01)
Real Estate
   Environmental
    remediation
    liability                187        0.04      (108)      (0.02)
   Land sales             (1,118)      (0.25)     (241)      (0.05)
   Depletion                 (74)      (0.02)      (96)      (0.02)
   Other Real Estate         (21)          -         2           -
General &
 administrative costs       (129)      (0.03)        1           -
Interest expense              92        0.02        27        0.01
Other (taxes, minority
 int., interest inc.)       (342)      (0.08)       12           -
                         --------    --------  --------    --------
Total change in
 earnings               $     72    $   0.01  $   (537)   $  (0.12)
                         ========    ========  ========    ========

(A) Price variance calculated by extending the change in average realized price by current period volume.

(B) Volume variance calculated by extending change in sales volume by the average log sales price for the comparison period, less variance in log production costs.



    CONTACT: Pope Resources
             Tom Ringo, 360-697-6626
             Fax: 360-697-1156